Exhibit 10.1

CONTRIBUTION, DISTRIBUTION AND ASSIGNMENT AGREEMENT

This Contribution, Distribution and Assignment Agreement (the “Agreement”), effective as of August 15, 2007 (the “Effective Date”), is entered into by and among New Plan of Elk Grove, LLC, a Delaware limited liability company (“Elk Grove LLC”), New Plan Property Holding Company, a Maryland real estate investment trust (“Property Holding Company”), New Plan of Michigan, LLC, a Delaware limited liability company (“Michigan LLC”), New Plan of Michigan Member, LLC, a Delaware limited liability company (“Michigan Member LLC”), Excel Realty Trust — NC, a North Carolina general partnership (“Excel Realty Trust - NC”), NC Properties #1, LLC, a Delaware limited liability company (“NC Properties #1”), NC Properties #2, LLC, a Delaware limited liability company (“NC Properties #2”), HK New Plan Exchange Property Owner II, LP, a Delaware limited partnership (“Property Owner II”), HK New Plan Lower Tier OH, LLC, a Delaware limited liability company (“HK NP Lower Tier OH”), HK New Plan Mid Tier OH, L.P., a Delaware limited partnership (“HK NP Mid Tier OH”), HK New Plan OH TRS, Inc., a Delaware corporation (“HK NP OH TRS”), HK New Plan STH Upper Tier II Company, a Maryland real estate investment trust (“HK NP STH Upper Tier II”), CA New Plan Asset Partnership IV, LP, a Delaware limited partnership (“Asset Partnership IV”), CA New Plan Asset LLC, a Delaware limited liability company (“NP Asset LLC”), CA New Plan VI, a Maryland real estate investment trust (“CA New Plan VI”), Excel Realty Trust — ST, LLC, a Delaware limited liability company (“Excel Realty Trust — ST”), New Plan Florida Holdings, LLC, a Delaware limited liability company (“Florida Holdings”), HK New Plan Exchange Property Owner I, LLC, a Delaware limited liability company (“Property Owner I”), HK New Plan Exchange Property Holdings I, LLC, a Delaware limited liability company (“Property Holdings I”), New Plan Acquisition Company, LLC, a Delaware limited liability company (“NP Acquisition Company” and, together with Elk Grove LLC, Property Holdings Company, Michigan LLC, Michigan Member LLC, Excel Realty Trust — NC, NC Properties #1, NC Properties #2, Property Owner II, HK NP Lower Tier OH, HK NP Mid Tier OH, HK NP OH TRS, HK NP STH Upper Tier II, Asset Partnership IV, NP Asset LLC, CA New Plan VI, Excel Realty Trust — ST, Florida Holdings, Property Owner I and Property Holdings I, the “Current Owners”), Centro NP LLC, a Maryland limited liability company (“Centro NP LLC”), Super LLC, a Maryland limited liability company (“Super LLC”) and Centro NP Residual Holding LLC, a Delaware limited liability company (“NP Residual Holding” and together with the Current Owners, Centro NP LLC and Super LLC, each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the Current Owners own, directly or indirectly, as applicable, the membership interests in the limited liability companies listed on Schedule 1 attached hereto and made a part hereof (collectively, the “Contributed Interests”), all as more particularly depicted on Schedule 2 attached hereto and made a part hereof;

WHEREAS, the Current Owners desire to distribute, assign, transfer and convey all of the Contributed Interests to Centro NP LLC (the “Initial Distribution”).

WHEREAS, following the Initial Distribution, Centro NP LLC shall own the membership interests in the limited liability companies listed on Schedule 3 attached hereto and made a part hereof (collectively, the “Centro NP LLC Interests”);

WHEREAS, Centro NP LLC desires to contribute, assign, transfer and convey forty nine percent (49%) of the Centro NP LLC Interests to NP Residual Holding (the “Centro NP LLC Contribution”);

WHEREAS, Centro NP LLC desires to distribute, assign, transfer and convey fifty one percent (51%) of the Centro NP LLC Interests (the “Super LLC Interests”) to Super LLC (the “Centro NP LLC - Super LLC Distribution”); and

WHEREAS, Super LLC desires to contribute, assign, transfer and convey the Super LLC Interests to NP Residual Holding (the “Super LLC Contribution”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.  Contributions and Distributions.

1.1   Initial Distribution.  The Current Owners hereby make the Initial Distribution to Centro NP LLC, and Centro NP LLC hereby accepts such distribution in accordance with the terms and subject to the conditions set forth herein.

1.2   Centro NP LLC Contribution.  Effective immediately following consummation of the Initial Distribution, Centro NP LLC hereby makes the Centro NP LLC Contribution to NP Residual Holding, and NP Residual Holding hereby accepts such contribution in accordance with the terms and subject to the conditions set forth herein.

1.3   Centro NP LLC - Super LLC Distribution.  Effective immediately following consummation of the Centro NP LLC Contribution, Centro NP LLC hereby makes the Centro NP LLC - Super LLC Distribution to Super LLC, and Super LLC hereby accepts such distribution in accordance with the terms and subject to the conditions set forth herein.

1.4  Super LLC Contribution.  Effective immediately following consummation of the Centro NP LLC — Super LLC Distribution, Super LLC hereby makes the Super LLC Contribution to NP Residual Holding, and NP Residual Holding hereby accepts such contribution in accordance with the terms and subject to the conditions set forth herein.

2.  Representations and Warranties of the Parties.  Each Party, individually, hereby represents and warrants to each of the other Parties as follows:

2.1  Power and Authority:  The execution, delivery and performance by the Party of this Agreement and the consummation by the Party of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Party.  This

Agreement has been duly and validly executed and delivered by the Party and constitutes the valid and binding obligation of the Party, enforceable against the Party in accordance with its terms, except to the extent that such enforceability (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors’ rights generally and (ii) is subject to general principles of equity.

2.2  No Conflicts:  The execution, delivery and performance of this Agreement by the Party and the consummation by the Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate any provision of law, statute, rule or regulation to which the Party is subject, (ii) violate any order, judgment or decree applicable to the Party or (iii) conflict with, or result in a breach or default under, any term or condition of the organizational documents of the Party or any material agreement or other instrument to which the Party is a party or by which it may be bound; except for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

2.3  Consents:  No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority is required in connection with the execution, delivery and performance by the Party of this Agreement or the consummation by the Party of the transactions contemplated hereby.

3.  Fees and Expenses:  The Parties agree to pay all of the fees and expenses incurred by the Parties hereto in connection with this Agreement, including, but not limited to the fees, expenses and disbursements of such Parties, counsel and other advisors.

4.  Notices:  All notices, consents, waivers or other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid or otherwise delivered by hand, messenger, internationally recognized courier or facsimile transmission, addressed:

4.1  If sent to any of the Current Owners, to:

c/o Centro NP LLC
420 Lexington Avenue, 7th Floor
New York, NY 10170
Attention:          Steven Siegel
Facsimile:           (212) 869-9585

4.2  If sent to Centro NP LLC, to:

Centro NP LLC
420 Lexington Avenue, 7th Floor
New York, NY 10170
Attention:          Steven Siegel
Facsimile:           (212) 869-9585

4.3  If sent to Super LLC, to:

Super LLC
420 Lexington Avenue, 7th Floor
New York, NY 10170
Attention:          Steven Siegel
Facsimile:           (212) 869-9585

4.4  If sent to NP Residual Holding, to:

Centro NP Residual Holding LLC
420 Lexington Avenue, 7th Floor
New York, NY 10170
Attention:          Steven Siegel
Facsimile:           (212) 869-9585

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or as having been given when delivered, if delivered by hand or by messenger (or overnight courier), 24 hours after confirmed receipt if sent by facsimile transmission or at the earlier of its receipt or on the fifth day after mailing, if mailed, as aforesaid.

5.  Confidentiality.  The Parties agree to keep the terms and conditions of this Agreement strictly confidential and not disclose such terms without the prior written consent of the other Parties, except (a) as may be required by law and (b) that each Party may disclose such terms and conditions to its representatives, advisors and counsel who acknowledge the confidentiality hereof.

6.  Miscellaneous.

6.1           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

6.2           This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, and their respective successors and permitted assigns, and no other person will have any rights or obligation hereunder.  None of the Parties may assign (whether by operation of law or otherwise) this Agreement.

6.3           This Agreement constitutes the full and entire understanding and agreement between the Parties hereto with regard to the subject matter hereof and supersedes all prior oral or written (and all contemporaneous oral) agreements or understandings with respect to the subject matter hereof.

6.4           No delay or omission to exercise any right power or remedy accruing to any Party hereto upon any breach or default of the other Party hereto under this Agreement shall impair any such right, power or remedy or such Party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party hereto of any breach or default under this agreement, or any waiver on the part of any Party hereto of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.5           This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Parties hereto, each of which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one instrument.

6.6           If any provision of this Agreement, or its application to any Party hereto, shall be, or be found by an authority of competent jurisdiction to be, invalid or unenforceable in whole or in part, such provision shall be constructed and applied so as to give effect, to the greatest extent possible, the original intent of the Parties hereto.  The invalidity or unenforceability of any of the provisions of this Agreement shall not affect the other validity herein, all of which shall remain in full force and effect.

6.7           The Parties stipulate that the remedies at law of the Parties hereto in the event of any default or threatened default by either Party in the performance of or compliance with any of the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.  The exercise of any remedy by any of the Parties shall not be deemed an election of remedies or preclude any of the Parties from exercising any other remedies in the future.

6.8           This Agreement may be amended, modified or supplemented only by a written instrument signed by all of the Parties.

6.9           All of the Parties hereto irrevocably submits, in any legal action or proceeding relating to this Agreement, to the jurisdiction of the courts of the United States and the State of California, in the city of Los Angeles, and consents that (1) any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and (2) service of legal process in any such action or proceeding may be made upon it by certified mail, return receipt requested, postage prepaid, to such Party at its address specified in Section 8, provided, that nothing herein shall prevent any Party hereto from bringing any action in any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Contribution Agreement, with effect as of the date first written above.

NEW PLAN OF ELK GROVE, LLC,
a Delaware limited liability company

By:	New Plan Property Holding Company, a Maryland
real estate investment trust, its sole member

	By:	Centro NP LLC, a Maryland limited liability
company, its sole stockholder

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

NEW PLAN PROPERTY HOLDING COMPANY,
a Maryland real estate investment trust

By:	Centro NP LLC, a Maryland limited liability company, its sole stockholder

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

NEW PLAN OF MICHIGAN, LLC ,
a Delaware limited liability company

By:	New Plan of Michigan Member, LLC, a Delaware
limited liability company, its sole member

By:	Centro NP LLC, a Maryland limited liability
company its sole member

By:	/s/ Steven Siegel
Name:	Steven Siegel
Its:	Executive Vice President

NEW PLAN OF MICHIGAN MEMBER, LLC,
a Delaware limited liability company

By:	Centro NP LLC, a Maryland limited liability
company its sole member

By:	/s/ Steven Siegel
Name:	Steven Siegel
Its:	Executive Vice President

EXCEL REALTY TRUST NC,
a North Carolina General Partnership

By:	NC Properties #1, LLC, a Delaware limited liability
company, its general partner

By:	Centro NP LLC, a Maryland limited liability
company, its sole member

By:	/s/ Steven Siegel
Name:	Steven Siegel
Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

By:	NC Properties #2, LLC, a Delaware limited liability
company, its general partner

	By:	Centro NP LLC, a Maryland limited liability
company, its sole member

		By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

NC PROPERTIES #1, LLC,
a Delaware limited liability company

By:	Centro NP LLC, a Maryland limited liability
company, its sole member

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

NC PROPERTIES #2, LLC,
a Delaware limited liability company

By:	Centro NP LLC, a Maryland limited liability
company, its sole member

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

HK NEW PLAN EXCHANGE PROPERTY OWNER II, L.P.,
a Delaware limited partnership

By:	HK New Plan Lower Tier OH, LLC, a Delaware limited liability company, its general partner

	By:	HK New Plan Mid Tier OH, L.P., a Delaware limited partnership, its sole member

	By:	HK New Plan OH TRS, Inc., a Delaware corporation, its general partner

	By:	HK New Plan STH Upper Tier II Company, a Maryland real estate investment trust, its sole stockholder

	By:	Centro NP LLC, a Maryland limited liability company, its sole stockholder

		By:	/s/ Steven Siegel
			Name:	Steven Siegel
			Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

HK NEW PLAN LOWER TIER OH, LLC,
a Delaware limited liability company

By:	HK New Plan Mid Tier OH, L.P., a
Delaware limited partnership, its sole
member

	By:	HK New Plan OH TRS, Inc., a
Delaware corporation, its general
partner

	By:	HK New Plan STH Upper Tier II
Company, a Maryland real estate
investment trust, its sole stockholder

	By:	Centro NP LLC, a Maryland limited
liability company, its sole
stockholder

		By:	/s/ Steven Siegel
			Name:	Steven Siegel
			Its:	Executive Vice President

HK NEW PLAN MID TIER OH, L.P.,
a Delaware limited partnership

By:	HK New Plan OH TRS, Inc., a
Delaware corporation, its general partner

	By:	HK New Plan STH Upper Tier II
Company, a Maryland real estate
investment trust, its sole stockholder

	By:	Centro NP LLC, a Maryland limited liability company, its sole stockholder

		By:	/s/ Steven Siegel
			Name:	Steven Siegel
			Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

HK NEW PLAN OH TRS, INC.,
a Delaware corporation

By:	HK New Plan STH Upper Tier II
Company, a Maryland real estate
investment trust, its sole stockholder

	By:	Centro NP LLC, a Maryland limited
liability company, its sole
stockholder

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

HK NEW PLAN STH UPPER TIER II COMPANY,
a Maryland real estate investment trust

By:	Centro NP LLC, a Maryland limited liability company, its sole stockholder

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

CA NEW PLAN ASSET PARTNERSHIP IV, L.P.,
a Delaware limited partnership

By:	CA New Plan Asset LLC, a Delaware limited
liability company, its general partner

	By:	Centro NP LLC, a Maryland limited liability
company, its sole member

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

CA NEW PLAN ASSET LLC,
a Delaware limited liability company

By:	Centro NP LLC, a Maryland limited liability
company, its sole member

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

CA NEW PLAN VI,
a Maryland real estate investment trust

By:	Centro NP LLC, a Maryland limited liability
company, its sole shareholder

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

EXCEL REALTY TRUST-ST, LLC,
a Delaware limited liability company

By:	Centro NP LLC, a Maryland limited liability company, its sole member

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

NEW PLAN FLORIDA HOLDINGS, LLC,
a Delaware limited liability company

By:	Centro NP LLC, a Maryland limited liability company, its sole member

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

HK NEW PLAN EXCHANGE PROPERTY OWNER I, LLC,
a Delaware limited liability company

By:	HK New Plan Exchange Property Holdings I, LLC,
a Delaware limited liability company, its sole
member

	By:	HK New Plan STH Upper Tier II Company,
a Maryland real estate investment trust, its
sole member

		By:	Centro NP LLC, a Maryland limited
liability company, its sole
stockholder

		By:	/s/ Steven Siegel
			Name:	Steven Siegel
			Its:	Executive Vice President

HK NEW PLAN EXCHANGE PROPERTY HOLDINGS
I, LLC,
a Delaware limited liability company

By:	HK New Plan STH Upper Tier II Company,
a Maryland real estate investment trust, its
sole member

	By:		Centro NP LLC, a Maryland limited
liability company, its sole
stockholder

		By:	/s/ Steven Siegel
			Name:	Steven Siegel
			Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

NEW PLAN ACQUISITION COMPANY, LLC,
a Delaware limited liability company

By:	Centro NP LLC, a Maryland limited liability company, its sole member

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

CENTRO NP LLC,
a Maryland limited liability company

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

SUPER LLC,
a Maryland limited liability company

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

CENTRO NP RESIDUAL HOLDING LLC,
a Delaware limited liability company

	By:	/s/ Steven Siegel
		Name:	Steven Siegel
		Its:	Executive Vice President

[Signature Page for Centro NP Residual Holding LLC Contribution, Distribution and Assumption Agreement]

Schedule 1

Contributed Interests

Name of Contributor	Name of Entity	Entity Type	Percentage
New Plan of Elk Grove, LLC	Centro NP Holdings 1 SPE, LLC	limited liability company	12.69%
New Plan of Michigan, LLC	Centro NP Holdings 1 SPE, LLC	limited liability company	5.03%
Excel Realty Trust — NC	Centro NP Holdings 1 SPE, LLC	limited liability company	13.36%
HK New Plan Exchange Property Owner II, LP	Centro NP Holdings 1 SPE, LLC	limited liability company	7.33%
CA New Plan Asset Partnership IV, LP	Centro NP Holdings 1 SPE, LLC	limited liability company	23.48%
Excel Realty Trust — ST, LLC	Centro NP East Lake Pavilions, LLC	limited liability company	100%
New Plan Florida Holdings, LLC	Centro NP Miami Gardens, LLC	limited liability company	100%
HK New Plan Exchange Property Owner I, LLC	Centro NP Tarpon Mall, LLC	limited liability company	100%
	Centro NP Mableton Walk, LLC	limited liability company	100%
	Centro NP Paradise Pavilion, LLC	limited liability company	100%
New Plan Acquisition Company, LLC	Centro NP Stockbridge Village, LLC	limited liability company	100%